EXHIBIT 99.(z)(1)

Item 27(a)

Van Kampen U.S. Government Trust

Van Kampen U.S. Mortgage Fund

Van Kampen Tax Free Trust

Van Kampen Insured Tax Free Income Fund

Van Kampen Strategic Municipal Income Fund

Van Kampen California Insured Tax Free Fund

Van Kampen Municipal Income Fund

Van Kampen Intermediate Term Municipal Income Fund

Van Kampen New York Tax Free Income Fund

Van Kampen Trust

Van Kampen Core Plus Fixed Income Fund

Van Kampen Inflation-Linked Fixed Income Fund*

Van Kampen Managed Short Term Income Fund*

Van Kampen Equity Trust

Van Kampen Asset Allocation Conservative Fund

Van Kampen Asset Allocation Moderate Fund

Van Kampen Asset Allocation Growth Fund

Van Kampen Core Equity Fund

Van Kampen Global Growth Fund

Van Kampen Leaders Fund

Van Kampen Mid Cap Growth Fund

Van Kampen Small Company Growth Fund*

Van Kampen Small Cap Growth Fund

Van Kampen Small Cap Value Fund

Van Kampen Utility Fund

Van Kampen Value Opportunities Fund

Van Kampen Equity Trust II

Van Kampen American Franchise Fund

Van Kampen Core Growth Fund

Van Kampen International Advantage Fund

Van Kampen International Growth Fund

Van Kampen Technology Fund

Van Kampen Equity Premium Income Fund

Van Kampen Pennsylvania Tax Free Income Fund

Van Kampen Tax Free Money Fund

Van Kampen Senior Loan Fund

Van Kampen Comstock Fund

Van Kampen Corporate Bond Fund

Van Kampen Enterprise Fund

Van Kampen Equity and Income Fund

Van Kampen Exchange Fund

Van Kampen Limited Duration Fund

Van Kampen Government Securities Fund

Van Kampen Growth and Income Fund

Van Kampen Harbor Fund

Van Kampen High Yield Fund

Van Kampen Life Investment Trust on behalf of its series

Mid Cap Growth Portfolio

Comstock Portfolio

Capital Growth Portfolio

Enterprise Portfolio

Government Portfolio

Growth and Income Portfolio

Money Market Portfolio

Van Kampen Capital Growth Fund

Van Kampen Real Estate Securities Fund

Van Kampen Reserve Fund

Van Kampen Tax Exempt Trust

Van Kampen High Yield Municipal Fund

Van Kampen Series Fund, Inc.

Van Kampen American Value Fund

Van Kampen Emerging Markets Debt Fund*

Van Kampen Emerging Markets Fund

Van Kampen Equity Growth Fund

Van Kampen Global Equity Allocation Fund

Van Kampen Global Franchise Fund

Van Kampen Global Value Equity Fund

Van Kampen Growth and Income Fund II*

Van Kampen Japanese Equity Fund*

Van Kampen Retirement Strategy Trust

Van Kampen 2010 Retirement Strategy Fund*

Van Kampen 2015 Retirement Strategy Fund*

Van Kampen 2020 Retirement Strategy Fund*

Van Kampen 2025 Retirement Strategy Fund*

Van Kampen 2030 Retirement Strategy Fund*

Van Kampen 2035 Retirement Strategy Fund*

Van Kampen 2040 Retirement Strategy Fund*

Van Kampen 2045 Retirement Strategy Fund*

Van Kampen 2050 Retirement Strategy Fund*

Van Kampen In Retirement Strategy Fund*

* Funds that have not commenced investment operations.

Van Kampen Unit Trusts Series and Van Kampen Unit Trusts, Taxable Income Series (and Subsequent Trusts and Similar Series of Trusts)

Van Kampen Unit Trusts, Municipal Series (and Subsequent Trusts and Similar Series of Trusts)

Investors’ Quality Tax-Exempt Trust Series 1 and Subsequent Series

Tax-Exempt Trust For Various State Residents